SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event Reported):
                                November 18, 2002

                             1-800-FLOWERS.COM, INC.
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             (Exact Name of Registrant as Specified in its Charter)

                           Delaware 0-26841 11-3117311
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            (State or Other Jurisdiction of (Commission File Number)
             (I.R.S. Employer Identification Incorporation) Number)

                               1600 Stewart Avenue
                            Westbury, New York 11590
                                 (516) 237-6000
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             (Addresses, including zip code, and telephone numbers,
              including area code, of principal executive offices)


ITEM 5.  OTHER EVENTS.

[November 18, 2002] 1-800-FLOWERS.COM, Inc. ("the Company") today announced that Leonard J. Elmore, President and CEO of Test University, a leading provider of web-based test and educational solutions was added to the Company's board of directors.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibits.
        Press Release






SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 18, 2002

1-800-FLOWERS.COM,INC.
By: /s/ William E. Shea
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William E.Shea
Chief Financial Officer
Senior Vice-President-Finance
and Administration